Green Brick Partners, Inc. 8-K

Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT dated as of August 31, 2016 (this “Agreement”) among GREEN BRICK PARTNERS, INC. (the “Borrower”), FLAGSTAR BANK, FSB (the “Incremental Revolving Lender”), the LENDERS party hereto and CITIBANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) to the CREDIT Agreement dated as of December 15, 2015, (as in effect prior to the effectiveness of this Agreement, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.

WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS the Borrower has requested that, pursuant to Section 2.21 of the Credit Agreement, the Incremental Revolving Lender provide additional Revolving Credit Commitments on the Incremental Effective Date (as defined in Section 4 below), and the Incremental Revolving Lender has agreed to provide additional Revolving Credit Commitments to the Borrower (such commitments, the “Incremental Revolving Commitments”), subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS the Borrower and the Lenders party hereto (including the Incremental Revolving Lender) desire that certain provisions of the Credit Agreement be amended as provided herein (as so amended, the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Incremental Revolving Commitments. (a) As of the Incremental Effective Date, the Incremental Revolving Lender shall have Incremental Revolving Commitments in an aggregate principal amount of $20,000,000.

(b) The Incremental Revolving Commitments and the Revolving Credit Advances made thereunder shall have the terms applicable to the Revolving Credit Commitments in effect prior to the Incremental Effective Date and the Revolving Credit Advances and other extensions of credit made thereunder. On the Incremental Effective Date, the Incremental Revolving Lender shall become a Lender under the Credit Agreement having the Revolving Credit Commitments set forth opposite its name on Schedule I attached hereto and shall be bound by the obligations in the Amended Credit Agreement as a Lender and entitled to the benefits of the Amended Credit Agreement, effective as of the Incremental Effective Date.

(c) On the Incremental Effective Date, the Incremental Revolving Lender shall fund its pro rata share (calculated after giving effect to the Incremental Revolving Commitments) of the Revolving Credit Advances that are outstanding immediately prior to the Incremental Effective Date.

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(d) The Administrative Agent hereby consents to this Agreement and confirms that the Incremental Revolving Lender is acceptable to it.

(e) The Incremental Revolving Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on or prior to the Incremental Effective Date (it being understood and agreed that by delivering its signature page to this Agreement, the Incremental Revolving Lender need not execute a separate New Lender Supplement).

SECTION 2. Amendment. Effective as of the Incremental Effective Date, the Credit Agreement is hereby amended as follows:

(a) The first sentence of Section 2.21 up to, but excluding, the first “provided that” shall be restated as follows:

“The Borrower may, at its option, at any time or from time to time prior to the Termination Date, increase the Revolving Credit Commitments by up to $50,000,000 to an aggregate principal amount not to exceed $110,000,000 by requesting the existing Lenders or new lenders to commit to any such increase;”

(b) Schedule I to the Credit Agreement shall be replaced with Schedule I attached hereto, which reflects the Revolving Credit Commitments of all Lenders after giving effect to the Incremental Revolving Commitments.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders (including the Incremental Revolving Lender) that:

(a) This Agreement has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On the Incremental Effective Date, and after giving effect to this Agreement, the representations and warranties of the Borrower set forth in Section 3.01 of the Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), on and as of as though made on and as of the Incremental Effective Date.

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(c) On and as of the Incremental Effective Date, no event has occurred and is continuing that constitutes a Default or Event of Default.

(d) After giving effect to the establishment on the Incremental Effective Date of the Incremental Revolving Commitments, (i) the Borrower will be in compliance with the covenants set forth in Section 6.01(a), (b) and (c) of the Credit Agreement and (ii) the compliance certificate dated as of August 12, 2016 previously delivered to the Administrative Agent by the Borrower remains true and accurate on and as of the Incremental Effective Date.

SECTION 4. Conditions to Effectiveness. This Agreement and the Incremental Revolving Commitments shall become effective on the date and at the time (the “Incremental Effective Date”) on which each of the following conditions is first satisfied:

(a) The Administrative Agent shall have executed this Agreement and shall have received from the Borrower, the Incremental Revolving Lender and the Lenders under the Credit Agreement (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The conditions set forth in Section 2.21 of the Credit Agreement shall be satisfied on and as of the Incremental Effective Date, and the Administrative Agent shall have received a certificate, dated the Incremental Effective Date and signed by a Financial Officer, confirming compliance with (i) such conditions and (ii) the representations and warranties contained in Section 3 above.

(c) The Administrative Agent shall have received a favorable opinion (addressed to the Administrative Agent and the Lenders (including the Incremental Revolving Lender)) and dated the Incremental Effective Date) of (i) Musgrove Law Firm, P.C., counsel for the Loan Parties and (ii) Morris, Manning & Martin, LLP, Georgia local counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received certified copies of resolutions of the Board of Directors (or its equivalent) of each Loan Party approving this Agreement and the Incremental Revolving Commitments, articles of incorporation and by-laws (or equivalent) of each Loan Party and certificates of incumbency and good standing (or such other documents and certificates as the Administrative Agent or its counsel may reasonably request in lieu thereof), all in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received from the Borrower, in accordance with the provisions of Section 2.21 of the Credit Agreement, an activation notice in respect of the Incremental Revolving Commitments.

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(f) The Lenders (including the Incremental Revolving Lender) shall have received, to the extent requested, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(g) The Administrative Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 5 hereof.

The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Incremental Revolving Lender to provide Incremental Revolving Commitments hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived) at or prior to 5:00 p.m., New York City time, on August 31, 2016 (and, in the event such conditions shall not have been so satisfied or waived, the Incremental Revolving Commitments shall terminate at such time).

SECTION 5. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 6. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement in similar or different circumstances. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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Delivery of an executed signature page hereof by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

green brick partners, inc.
By
/s/ James R. Brickman
Name: James R. Brickman
Title: Chief Executive Officer

[Signature Page to First Amendment]

CITIBANK, N.A., as Administrative Agent and a Lender
By
/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to First Amendment]

FLAGSTAR BANK, FSB, as the Incremental Revolving Lender
By
/s/ Jerry C. Schillaci
Name: Jerry C. Schillaci
Title: Vice President

[Signature Page to First Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory
By
/s/ Max Wallins
Name: Max Wallins
Title: Authorized Signatory

[Signature Page to First Amendment]

REAFFIRMATION

August 31, 2016

Each of the undersigned Loan Parties (which, for the avoidance of doubt, collectively constitute the Loan Parties to the Credit Agreement as of the date hereof) hereby consents to this Agreement and the transactions contemplated thereby. Each of the undersigned Loan Parties further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Amended Credit Agreement and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated thereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

[Signature page follows]

green brick partners, inc.
By
/s/ James R. Brickman
Name: James R. Brickman
Title: Chief Executive Officer

BIOFUEL ENERGY, LLC

CB JENI BERKSHIRE PLACE LLC

CB JENI HOMES DFW LLC

JBGL ATLANTA DEVELOPMENT, LLC

JBGL BUILDER FINANCE LLC

JBGL CHATEAU, LLC

JBGL EXCHANGE LLC

JBGL HAWTHORNE, LLC

JBGL KITTYHAWK, LLC

JBGL MUSTANG LLC

JBGL OWNERSHIP LLC

JOHNS CREEK 206, LLC

THE PROVIDENCE GROUP OF GEORGIA, L.L.C.

THE PROVIDENCE GROUP OF GEORGIA CUSTOM HOMES, L.L.C.

CB JENI – BRICK ROW TOWNHOMES, LLC

CB JENI MUSTANG PARK LLC

NORMANDY HOMES LAKESIDE, LLC

NORMANDY HOMES CYPRESS MEADOWS, LLC

TPG Homes, l.l.c.

By
/s/ James R. Brickman
Name: James R. Brickman
Title: Manager

[Signature Page to Reaffirmation Agreement]

Revolving Credit
Commitments

Lenders	Revolving Credit Commitments
Citibank, N.A.	$25,000,000
Flagstar Bank, FSB	$20,000,000
Credit Suisse AG, Cayman Islands Branch	$15,000,000
Total	$60,000,000